Exhibit 99.1 Investor Presentation | February 2023 A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 1 1

Disclosures This Presentation (together with oral statements made in connection herewith, the “Presentation”) is for informational purposes only to assist interested parties in evaluating Alvarium Tiedemann Holdings, Inc. (along with its consolidated subsidiaries, “Alvarium Tiedemann” or the Company ). About Alvarium Tiedemann Alvarium Tiedemann is a multi-disciplinary financial services business with a diverse array of investment, advisory, and administrative capabilities which serves clients and investors around the globe. The firm manages approximately $60 billion in combined assets and provides holistic solutions for wealth management clients through a full spectrum of services, including discretionary investment management services, non-discretionary investment advisory services, fiduciary and trust services, administration services, new generational wealth planning services and family office services. Alvarium Tiedemann structures, arranges, and provides a network of investors with co-investment opportunities in a variety of alternative assets which are either managed intra-group or by carefully selected managers with a proven track record in the relevant asset class. Alvarium Tiedemann operates globally, with approximately 450 professionals operating in 23 cities in 10 countries across four continents. No Offer or Solicitation This Presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Alvarium Tiedemann. The information contained herein does not purport to be all-inclusive and none of Alvarium Tiedemann nor any of its respective subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Prospective investors should consult with their own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment decision to subscribe for securities of Alvarium Tiedemann. To the fullest extent permitted by law, in no circumstances will Alvarium Tiedemann or any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Alvarium Tiedemann. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Forward-Looking Statements Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward- looking information in this presentation should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, successful execution of business and growth strategies and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under “Risk Factors” included in Alvarium Tiedeman's registration statement on Form S-1 filed January 27, 2023, and in the subsequent reports filed with the Securities and Exchange Commission, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Alvarium Tiedemann | AlTi 2

Disclosures (Cont.) Financial Information The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any registration statement that may be filed by Alvarium Tiedeman. Due to rounding, numbers presented throughout this Presentation may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. Use of Non-GAAP Financial Measures The non-GAAP financial measures contained in this presentation (including, without limitation, Combined Adjusted Net Income, Combined Adjusted EBITDA and Combined Economic EBITDA) are not GAAP measures of Alvarium Tiedemann’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included on page 43 of this presentation. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Alvarium Tiedemann believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, these measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries. Forward-looking Non-GAAP The Company is not able to reconcile its forward-looking non-GAAP estimates of Adjusted EBITDA margin without unreasonable effort because of the inherent difficulty of accurately forecasting the occurrence and financial impact of the various adjusting items necessary for such reconciliation that have not yet occurred, are out of its control, or cannot be reasonably predicted, which could have a material impact on its future GAAP financial results. Industry and Market Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and Alvarium Tiedemann’s own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Alvarium Tiedemann believes its internal research is reliable, such research has not been verified by any independent source and none of Alvarium Tiedemann or any of its affiliates nor any of their respective control persons, officers, directors, employees or representatives make any representation or warranty with respect to the accuracy of such information. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Alvarium Tiedemann, will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Alvarium Tiedemann | AlTi 3

01. About AlTi 02. Market Landscape 03. Business Highlights 04. Financial Highlights 05. Governance 06. Transaction Overview Alvarium Tiedemann | AlTi London | New York | Paris | Milan | Lisbon | Isle of Man | Zurich | Baar | Geneva | Lugano | Washington D. C. | Wilmington | Seattle | Portland | San Francisco | Dallas | Aspen | Palm Beach | Miami | Toronto | Hong Kong | Singapore | Melbourne A A Alllv v var ar ariiiu u um m m T T Tiiied ed edem em eman an ann n n | | | A A AlllT T Tiii 4 4 4

01. About AlTi Alvarium Tiedemann | AlTi 5

AlTi at a Glance

Delivering transformational ideas that create enduring value

$60B	450+	$5.6B	20+	$2.4B
Assets Under Advisement (AUM/AUA)	Professionals with diverse experience & expertise	Committed to Impact strategies [1]	Year operating history	Invested alongside clients [1]

Global footprint with presence in 23 major financial centers with a robust financial profile

Information as of September 30, 2022, unless otherwise noted
(1) At year end 2021

Alvarium Tiedemann | AlTi

6

Strategic Underpinnings of AlTi

One ecosystem delivering innovative, world-class wealth and asset management solutions

$39B - Wealth Management

- Investment Advisory
- Trust, Fiduciary & Administration
- Family Office


AlTi
$60B
AUM/AUA

$21B - Asset Management

- Alternatives Platform
- Real Estate – Public & Private
- Merchant Banking

Tiedemann Advisors

- Leading U.S.-focused multi-family office providing comprehensive financial advisory
- Client base of UHNW families, entrepreneurs and foundations
- $28B AUM/AUA, 145 professionals
- Founded in 1999

+

Alvarium

- International multi-family office providing investment advisory across wealth & asset management
- Bespoke real estate solutions
- Merchant banking expertise focused on innovation economy
- $24B AUM/AUA, 260 professionals
- Founded in 2009

+

TIG

- Established alternatives management firm focused on capital preservation & uncorrelated returns
- Strong track record of partnerships with strategic managers
- $8B AUM/AUA, 36 professionals
- Founded in 1980

Strategic Rationale

- Strengthened origination opportunities
- Complementary markets & investors
- Enhanced suite of solutions
- New global product capabilities
- Increased operating leverage
- Fortified talent attraction & retention

Information as of September 30, 2022

Alvarium Tiedemann | AlTi

7

Comprehensive Platform Well-positioned to meet the diverse needs of an expanding client base Global Wealth Management Global Asset Management Global Alternative Boutique AlTi Global Banks Family Offices Managers Investment Firms Global Presence Comprehensive Capabilities Alignment with Clients Customized Services Nimble to Capture Opportunities Permanence & Access to Capital Robust Financial Profile Alvarium Tiedemann | AlTi 8

Investment Highlights Uniquely positioned between global family office solutions and alternative asset management Strong, performing businesses Large and growing addressable market Established reputation in the market Both in asset and wealth management Global footprint Recurring and diversified revenue Strategically located in wealth epicenters Consistent, with multiple growth vectors Flexible balance sheet Long-tenured client and investor base Prioritizing opportunistic growth Stable and growing relationships World-class leadership Proven track record and commitment to Impact A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 9 9 9

Expected Financial Drivers Well-defined path with a clear trajectory for growth Stable recurring revenue foundation across both asset and wealth management 01. Topline Growth Topline growth fueled by new partnerships Revenue diversification through emerging strategies and solutions Economies of scale that leverage global distribution platform 02. Margin Expansion Efficiencies driven by centralizing operations Accretive acquisition strategy Opportunistic monetization of investments 03. Balance Sheet Strength Financial flexibility to capitalize on future growth opportunities A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 10 10

04. Portfolio Construction 02. Market Landscape Alvarium Tiedemann | AlTi 11

Expanding Market Opportunities Powered by multi-decadal trajectories Large, Expanding Market Generational Wealth Transfer Shifting To Independence (1) Growth of Global Wealth (2021-2026P) U.S. Wealth Transfer (2018-2042P) U.S. Independent Advisor AUM/AUA (2014-2024P) $Trillions $Trillions $5.5 $609 $70 Trillion from $473 Baby Boomers & Older $3.5 $326 $2.1 GenX & Charities Millennials + 2014 2019 2024P 2016 2021 2026P $609 trillion global opportunity and double-digit $70 trillion wealth transfer creates opportunities Wealth clients seek advice that is independent, growth with clients demanding integrated capabilities for firms that deliver impact, innovation & customized, aligned & integrated with needs and institutional solutions engagement to clients Source: BCG Source: Cerulli Associates Source: Cerulli Associates (1) Includes independent registered investment advisors, hybrid registered investment advisors, and multi-family offices A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 12 12 12

Global, Growing Client Base Serving evolving client priorities Global Demand for Alternatives Across Generations With Impact Priority Alternative AUM/AUA Growth and Forecast (2011-2026P) Alt. Asset Exposure by Demographic (2021-2024P) Relevance of ESG Factors $Trillions Considers ESG factors Private equity Private debt 85% Does not consider ESG factors 81% Hedge funds Real estate $23.2 Infrastructure Natural resources 7% 60% 48% $13.3 93% of UHNW consider $10.1 32% 32% ESG factors when $8.5 $7.2 investing $6.3 $4.6 93% 2011 2013 2015 2017 2019 2021 2026P Global Millennial UHNW Demand for alternatives, a $23 trillion market by the Next generation particularly interested Clients and investors understand and want to invest end of 2026, aligns with our expertise in direct and co-investment in alternatives responsibly and with intent, as they think about legacy Source: Preqin Source: Ernst & Young Source: Ernst & Young A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 13 13 13 2021 2021 2021

03. Business Highlights Alvarium Tiedemann | AlTi 14

WM AM One Platform Approach Serving complementary and attractive industries Asset Management Wealth Management • Stable fee rates generating a robust • Strong investor demand, particularly in recurring revenue stream private and real asset markets, driving strong fundraising growth • Consistent, solid client retention and • Longer-locked investment vehicles underlying secular tailwinds providing greater revenue visibility • Multiple avenues for co-investment • Differentiated investment strategies with and revenue diversification through performance that is less correlated to the ancillary offerings broader markets • Highly fragmented industry allowing for • Substantial focus on expanding accelerated growth through M&A alternative strategies into the wealth management channel • Ability to compete directly with Global Banks through differentiated offering • Large universe of mid-market managers results in significant M&A opportunities A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 15 15 15

WM AM AlTi Wealth Management – Highlights Resilient and expanding global client base $39B Scale AUM/AUA, $ Billions AUM/AUA as of 3Q22 $41 $39 $36 11 Global presence $32 Countries with AlTi offices Significant portion 97% of management/advisory fee revenues recurring fees 95% High client retention AUM/AUA retention for last four years 2019 2020 2021 3Q22 8 Long-tenured clients Years average client tenure Top 25 Client Asset Composition Client Composition by Assets by Geography with AlTi $3.8B Net positive Impact firm Invested in Impact strategies Other AlTi WM $1.1B Assets Alignment with clients Invested alongside clients 83% U.S. 74% 20+ Non-U.S. Experienced team years operating history 26% Top 25 Client Full suite of Investment Advisory, Multi- Billable Assets Comprehensive capabilities family office and Trust services 17% Information at year end 2021, unless otherwise noted. Alvarium Tiedemann | AlTi 16 16

WM AM Wealth Management – Holistic Solutions Combining the services of a family office with the depth of a world-class, global institution Investment Advisory & Impact Estate & Wealth Planning Customized risk-adjusted portfolios Implementation and management Bespoke AlTi Team Expertise curated from Trust & Fiduciary across the firm Wealth protection & Philanthropy tax optimization Strategic giving Access to Co-investments CLIENT & Strategic Advisory An ecosystem of services to suit clients’ needs and goals Family Governance & Education Family Office Services Family structure and Administration of a family’s wealth next-generation engagement Alvarium Tiedemann | AlTi 17

AlTi Asset Management – Highlights

Differentiated provider of public and private market solutions serving growing alternatives market


AUM/AUA, $ Billions
$15
$17
$20
$21
2019
2020
2021
3Q22

Asset Composition by Platform, at Q3 22


Real Estate
$13B
Alternatives Platform
$8B

Scale	$21B AUM/AUA as of 3Q22
Significant portion recurring fees	58% of management/advisory fee revenues
Alignment with clients	$1.3B Invested alongside clients
Experienced team	40+ years of operating history across market cycles
Net positive Impact firm	$1.8B Invested in Impact strategies
Comprehensive solutions	Public and Private market opportunities and advisory services

Information at year end 2021, unless otherwise noted.

Alvarium Tiedemann | AlTi
18

WM AM

Asset Management – Platform Breakdown

Global network of capabilities built on an end-to-end support platform

1980

Alternatives Platform
Four fund strategies

Strategies
- Event-Driven Merger Arbitrage
- Real Estate Bridge Lending
- Asian Credit Opportunities
- European Long Short Equity

Focus
Uncorrelated investment opportunities in specialist strategies

Products
Funds, SMAs, SPVs, UCITs, AIF's

2009

Real Estate – Private Markets
Direct investments – 27 equity and 21 debt transactions realized since inception

Strategies
- Forward funding
- Development
- Income
- Value-add
- Planning

Focus
Geography and sub-sector selection based on themes and teams

Products
Funds, SPVs

2011

Merchant Banking
220+ transactions (1)

Select Clients
TRADESHIFT, CONSTRUCTEL, global, DMGT, News Corp, ZPG, FAIRFAX AFRICA, DCRB

Focus
Media, consumer, technology and innovation sectors across both private and public markets

Strategies and Services
Strategic Advisory, Private Placements, M&A, Co-investments

2017

Real Estate – Public Markets
UK REIT

Strategy (2)
LXi REIT Long Indexed Income

Focus
Inflation-protected income and capital growth

Products
Funds

Investors – Institutional Investors, Multi-family Offices, Single-family Offices, Ultra-High-Net-Worth, Consultants, Sovereign Wealth Funds

Information as of June 30, 2022, unless otherwise noted
(1) Completed by co-heads of Merchant Banking in their careers
(2) Excludes Home REIT, which was sold in December 2022

Alvarium Tiedemann | AlTi

19

WM AM Asset Management: Alternatives Platform Stable returns against volatile market backdrops o UK main market listed REIT th o 6 largest REIT in UK o Market Cap: £2.1B/U.S.$2.4B o Total Return Since IPO (2/27/17): +61% Performance of LXi REIT LXI +61% FTSE 250 +6% 3/31/17 9/30/17 3/31/18 9/30/18 3/31/19 9/30/19 3/31/20 9/30/20 3/31/21 9/30/21 3/31/22 9/30/22 All information as of September 30, 2022 Alvarium Tiedemann | AlTi 20 Benchmark : FTSE 250 Index

WM AM

Asset Management

World-class performance and uncorrelated returns[1]

TIG Arbitrage

	TIG Arbitrage	MSCI	HFRI
Annualized Performance	6.6%	5.9%	4.3%
Volatility	6.0%	14.2%	4.8%



TIG Arbitrage +97%
MSCI +83%
HFRI +56%
3/31/12
6/30/13
9/30/14
12/31/15
3/31/17
6/30/18
9/30/19
12/31/20
9/30/22

European Equities

	Euro Equities	MSCI	HFRI
Annualized Performance	12.4%	4.7%	4.3%
Volatility	10.8%	16.6%	5.7%



AITi AM Purchase Date
European Equities +92%
MSCI +29%
HFRI +27%
3/31/17
6/30/18
9/30/19
12/31/20
9/30/22

Bridge Lending Real Estate

	Bridge Lending	MSCI	HFRI
Annualized Performance	8.8%	4.2%	3.6%
Volatility	0.7%	15.7%	5.5%



AITi AM Purchase Date
Bridge Lending Real Estate +772%
MSCI +190%
HFRI +68%
1/31/97
1/31/01
1/31/05
1/31/09
1/31/13
1/31/17
9/30/22

Asia Credit and Special Situations

	Asia Credit	MSCI	HFRI
Annualized Performance	7.0%	4.1%	3.7%
Volatility	4.7%	15.1%	5.1%



AITi AM Purchase Date
Asia Credit +74%
MSCI +39%
HFRI +35%
8/30/14
11/30/15
2/28/17
5/31/18
8/31/19
11/30/20
9/30/22

All information as of September 30, 2022

Alvarium Tiedemann | AlTi

21

(1) Past performance does not guarantee or indicate future results. The historical net performance presented above are unaudited. Please see reference page 42 of the appendix for additional information.

WM AM Clear Value Creation Roadmap AlTi ecosystem presents significant growth opportunities • Expand public and private real estate business geographic focus and product offering • Expand into complementary domestic and international markets New investment strategies & global presence • Provide clients in four continents with a localized offering while addressing their multi-jurisdictional needs • Capture opportunity with identified pipeline of strategic acquisitions and partnerships with strategic managers Select acquisitions & stakes in strategic managers • Increase ownership stakes in best-in-class managers • Expand Impact strategies across businesses and geographies Growth through Impact offering • Increase total assets committed to Impact strategies • Fortify client base through exceptional service and innovative solutions • Grow client base enhanced by scale, skills and experience gained in combination Expanded client base & deepened existing relationships • Increase existing relationships through new investment solutions and complementary services A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 22 22

WM AM Demonstrated Track Record Strategic acquisition and integration of asset managers & wealth managers Select AlTi M&A Examples Wealth Management Asset Management Illustrative Acquisition Criteria Illustrative Acquisition Criteria • Expand global footprint • Diversify management fee • Uncorrelated to equity markets • Proven and repeatable revenue base earnings streams • Increase scale & talent • Leverage support platform • AUM/AUA at acquisition (distribution, operations) • AUM/AUA at acquisition • Leverage services (i.e., Trust) $2 to $10B+ $500M to $5B+ • Expand management fee • Expand Impact strategy revenue base Integrated Participations in Acquisitions Specialist Managers Alvarium Tiedemann | AlTi 23

WM AM M&A Will Continue to be a Key Driver of Growth Compelling universe of opportunities Transacted AUM/AUA by Asset Class and Share Alternative Asset Management Industry $ Billions Traditional Alternatives Wealth Management Combined alternative and wealth management share of total transactions 83% $4,000 80% $3,342 OPPORTUNITY SET 2,000+ funds have $2,935 $3,000 AUM/AUA of $500M to $5B Seeding & Larger Funds Incubation Selling Stakes $2,000 79% Mid-Market Growth 92% $500M $5B Opportunity $1,262 $1,289 $1,000 • By focusing on mid-sized specialist firms in our target AUM/AUA range, we seek to capitalize on businesses that have reached a growth inflection point. • We look to accelerate growth by providing efficient, low-touch operational support, $- strategic guidance and distribution. 2019 2020 2021 8/31/22 YTD Alvarium Tiedemann | AlTi 24 Source: Piper Sandler

WM AM Our Impact Committed to serving our clients in an objective and transparent way We succeed together by managing our collective impact on the world. Responsible Investing • Multi-asset class portfolios generating quantifiable social & environmental outcomes • Embedded ESG evaluation throughout the investment process • Proprietary values-based survey to tailor portfolios to client’s Impact & values objective • ESG and Impact reporting fully integrated into client portfolio reporting $5.6B $25B committed to expect to commit to Impact Impact strategies through 2021 strategies by 2030 Alvarium Tiedemann | AlTi 25

04. Financial Highlights Alvarium Tiedemann | AlTi 26

Stable and Profitable Performance Strong track record of growth and margin expansion Significant portion of Asset Growth Margin Expansion recurring revenue (1) (1) Combined Reported Revenue by Fee Type Year-End AUM/AUA Combined Economic EBITDA $Billions $Millions $Millions Margin Advisory Fees Incentive Fees Other Income/Fees 30% $265 $61 $79 $16 $53 $47 $199 $47 $7 22% $173 $34 $6 $18 $43 15% $202 $26 $158 $149 2019A 2020A 2021A 2019A 2020A 2021A 2019A 2020A 2021A Alvarium Tiedemann | AlTi (1) Reflects combined financial results for TWMH, TIG and Alvarium 27 Source: Company filings

Our Long-Range Goals Reflect continued execution of proven business model • Annual AUM/AUA growth rate High single-digit percentage • Annual Revenue growth rate Low-teens percentage (2) • Adjusted EBITDA margin Expansion to mid 30s (1) Growth rate represents long-term annual growth, on average and over time. A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 28 28 (2) Expect 2022-2023 margins will be negatively impacted by investments in public market readiness.

3Q YTD Overview Stable topline amid a challenging market backdrop while margin is impacted by investments in public market readiness Asset Management Wealth Management 0% +10% -14% $171 $171 $163 +3% $50 $148 29% $60 $59 $43 $89 $91 $91 25% $21 $19 $88 $40 $39 $83 $80 $72 $60 3Q21 3Q22 3Q21 YTD 3Q22 YTD 3Q21 YTD 3Q22 YTD 3Q21 YTD 3Q22 YTD (1) (1) Combined Economic EBITDA & AUM/AUA ($B) Combined Revenue Mgmt./Advisory Fees (1) Margin Alvarium Tiedemann | AlTi 29 (1) Reflects combined financial results for TWMH, TIG and Alvarium Source: Company filings, except segment breakdown based on management information

Liquidity Metrics

Existing Capital Structure

- Pro-forma leverage[(1)] of 1.9x based on Q3 2022 LTM Economic EBITDA

New Credit Facility

- Closed January 3, 2022, in conjunction with business combination
- $250 million five-year credit facility to pay down subsidiary debt and fund growth initiatives
  - $100 million dollar term loan
  - $150 million revolving credit facility
- Interest rate based on pricing grid based on total leverage ratio
- Amounts drawn at close used to refinance subsidiary debt
- BMO, Fifth Third Bank, PNC Bank, and Texas Capital Bank are Joint Lead Arrangers and Bookrunners. BMO Harris Bank N.A. is the Administrative Agent. Bank of America and CrossFirst Bank are members of the syndicate.

Pro-forma Capitalization

$Millions, unless otherwise stated	Q3 2022[(1)]	x EBITDA
Cash and Cash Equivalents	$41	
Revolving Credit Facility	33	
Term loan	100	
Total Debt	$133	
Q3 2022 LTM Economic EBITDA	$71	1.9x

(1) Pro forma for the business combination
Source: Company filings

Alvarium Tiedemann | AlTi

30

05. Governance Alvarium Tiedemann | AlTi 31

Board of Directors Strong governance is at the foundation of our organization Governance Summary Board Independence and Diversity - Diversity of experience across financial services industry § Board comprised of representatives of independent directors (6), including Chairman of Cartesian Growth Corporation; and representatives of - Diversity of international experience Alvarium (2) and Tiedemann Advisors and TIG (3) - Diversity of gender § Independent directors include former CEOs of major financial institutions, - Majority independent directors including Citi Private Bank (North America) and Fifth Third Bancorp § Committees comprised of independent directors in accordance with Nasdaq listing standards Strong Corporate Governance Practices 55% 55% - Separation of Chairman and CEO roles of Directors are of Directors are (1) - Shareholder-friendly Corporate Governance Principles diverse Independent - Audit, Finance & Risk Committee - Strong Code of Ethics reflects culture of compliance - Insider Trading Policy creating limited trading windows and pre-clearance policy - Focus on cyber-security risk management (1) As defined by Nasdaq’s diversity rules. A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 32 32

Board of Directors

Independent Board Directors



Kevin T. Kabat
Former Vice-Chairman, CEO
Fifth Third Bank
Chair



Timothy Keaney
Bank of New York



Judy Lee
MD of Dragonfly LLC



Hazel McNeilage
Queensland Investment



Tracey B. Warson
Citi Private Bank



Peter Yu
Cartesian Capital

Board Committees

Committee	Chair
Audit, Finance & Risk	Timothy Keaney
Environmental, Social, Governance & Nominating	Tracey Warson
Human Capital & Compensation	Hazel McNeilage

AlTi Board Representatives



Michael Tiedemann



Nancy Curtin



Spiros Maliagros



Craig Smith



Ali Bouzarif

Alvarium Tiedemann | AlTi

33

Experienced Leadership Bringing a breadth of global industry experience Executive Team Michael Tiedemann Christine Zhao Kevin Moran Alison Trauttmansdorff Claire Verdirame Laurie Jelenek CEO Chief Financial Officer Chief Operations Officer Chief HR Officer Chief Marketing Officer Chief People Officer New York New York London London New York Board Member New York Wealth Management Asset Management Nancy Curtin Craig Smith Spiros Maliagros Jonathan Goodwin Jonathan Elkington Robert Weeber CIO – Global WM Chair - Global WM Alternatives Platform Merchant Banking Private Real Estate International WM Board Member Board Member Board Member London London Zurich London New York New York Alvarium Tiedemann | AlTi 34

Our Commitment to Impact Sustainable practices across corporate activities Our goal is generating sustainable financial returns with net positive impact. Our strategy and efforts are led by Chief Impact Officer, Jed Emerson. Culture at Core – Diversity, Equity & Inclusion is a matter of principle for us and fundamental to how we operate – Commitment to inclusive culture, hiring practices, educational programs, community involvement and environmental programs – Value diversity of thought, ideas and perspectives needed to provide best-in-class services UN PRI DEI B Corp Net Zero UN Principles for Diversity, Equity & Targeting Net Zero Targeting a Benefit Responsible Investment Inclusion Belonging carbon emissions Corporation Signatory since 2018 Pledge by 2030 by 2025 A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 35 35

Investment Highlights Uniquely positioned between global family office solutions and alternative asset management Strong, performing businesses Large and growing addressable market Established reputation in the market Both in asset and wealth management Global footprint Recurring and diversified revenue Strategically located in wealth epicenters Consistent, with multiple growth vectors Flexible balance sheet Long-tenured client and investor base Prioritizing opportunistic growth Stable and growing relationships World-class leadership Proven track record and commitment to Impact A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 36 36 36

06. Transaction Overview Alvarium Tiedemann | AlTi 37

Transaction Overview (1) Shareholder structure Transaction Structure § On January 3, 2023, TWMH, TIG Entities, Alvarium and Cartesian combined to become a publicly listed company. 6% 0.2% Legacy shareholders § The company is listed on Nasdaq under the ticker ALTI § The transaction, inclusive of the $165M PIPE investment, and the $250M SPAC Shareholders Senior Credit Facility, provide capital to support the company’s continued 17% growth and future acquisitions PIPE Investors Sponsor 0.5% Permanence, Commitment & Alignment Other § 96%+ of equity held by legacy operating partners was rolled into the post-closing company § Multi-year lock-up for active legacy partners and sponsor: 77% – 40%, 30%, 30% released after year one, two and three, respectively Alvarium Tiedemann | AlTi 38 (1) Based on 112.5 M shares outstanding. Source: Company filings

Appendix A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 39 39

Wealth Management

Collaborating with clients to create value as they define it

Investment Advisory

Maximize wealth over the long term by balancing risk and reward through adhering to disciplined risk management and diversification.

Build sophisticated investment portfolios tailored to clients' specific objectives, return expectations, liquidity parameters, tax constraints and risk tolerances.

Provide expanded toolkit of socially responsible, sustainable and Impact investments, customized investment solutions, thematic expertise and proprietary total portfolio Impact reporting.

Family Office

Offer tailored outsourced family office solutions and administrative services covering:

- Family governance and transition services (wealth, estate and multigenerational planning)
- Philanthropy services
- CFO and outsourced family office services
- Lifestyle and special projects

Trust, Fiduciary & Administration

Ensure clients' wealth is preserved, protected and distributed as intended.

Provide full corporate trustee and executor services with a highly advantageous benefit of Delaware, Isle of Man and Switzerland situs.

Establish and manage pooled investment structures.



Alvarium Tiedemann | AlTi

40

Asset Management Differentiated solutions across alternative strategies Alternatives Platform Real Estate – Public & Private Merchant Banking Align with the needs of institutional Select sub-sectors based on in-house Provide strategic advice, M&A investors by acquiring growth industry knowledge and long-term advisory services and capital equity positions in established analysis of cyclical and geographic solutions primarily for family- global specialists with proven and trends. controlled entities and entrepreneur- recurring earnings streams. led businesses. Focus on UK, European and U.S. Focus on identifying uncorrelated residential, long-income commercial, Offer co-investment opportunities in investment opportunities in both student housing, hospitality, added-value growth companies across innovation public and private markets. development and asset-rich operational and Impact through relationships companies across the capital stack. with leading investors. Provide opportunity to execute on a portfolio of identified strategic Focus on the media, consumer, acquisitions and investments in the technology and innovation sectors near term. with a global remit. A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 41 41 41

Footnotes

Slide 21
Past performance does not guarantee or indicate future results. The historical net performance presented above are provided from inception of each fund through September 2022 and are unaudited.

The TIG Arbitrage Strategy returns reflect the deduction of the actual management fees (represents the actual management fees paid by investors for such month which may be lower than the stated management fee) and stated performance fees and expenses at the specified times but do not include the deduction of any applicable taxes, and include the reinvestment of all dividends and other earnings with respect to the fund's assets.

The returns for Real Estate Bridge Lending strategy are based on returns for the flagship Real Estate Bridge Lending Strategy fund provided to TIG by an external strategic manager. Returns were provided net of all fees charged to the flagship fund in this strategy, but did not take into account taxes, change in unit values, third-party expenses, or redemption charges.

The returns for European Equities are based on returns for European Equities' benchmark portfolio. Returns for European Equities provided were net of management and incentive fees, expenses, and applicable taxes.

The returns for Asia Credit and Special Situations are based on returns for the flagship Asia Credit and Special Situations fund provided to the TIG Entities by our External Strategic Manager. Returns for Asia Credit provided were net of management and incentive fees, expenses, and applicable taxes.

Each of the managers managed strategies and/or funds over the relevant periods that are not included in the investment performance information above because they are not the primary strategy and/or fund of the manager. If the performance of the omitted strategies and funds were included, the investment performance shown may be lower. An investor may be subject to different taxation depending on the jurisdiction of the investor or relevant manager.

The MSCI and HFRI performance information is included to show relative market performance for the periods indicated and not as a standard of comparison. Each of HFRI and MSCI differs in numerous respects from the portfolio composition of any fund comprising the investment returns presented. The indices are not included to imply that any fund is comparable to an index in composition or element of risk. Returns for the MSCI are gross of dividend reinvestment. No representation is made hereby with respect to the accuracy or completeness of the index data.

A description of the strategies is provided below:

TIG Arbitrage: The TIG Arbitrage strategy is TIG's event-driven strategy based in New York. This strategy, which has approximately $3.0 billion of AUM as of September 30, 2022, focuses on 0-to-30-day events within the merger process. The investment team employs deep research on each situation in the portfolio with a focus on complex, hostile, up-for-sale situations where our primary research work can drive uncorrelated alpha. The research and investment process is focused on hard catalyst events and is not dependent on deal flow.

Bridge Lending Real Estate: The Bridge Lending Real Estate strategy is managed by an external manager based in Toronto and focuses on complex construction, term, and pre-development bridge loans throughout North America. The strategy has approximately $2.2 billion AUM as of September 30, 2022. The strategy's diversified portfolio primarily consists of first lien mortgages with little to no structural leverage. The team places an emphasis on risk management via rigorous underwriting consisting of borrower analysis, vetting, and extensive monitoring across all major real estate asset classes.

European Equities: The European Equities strategy is managed by an external manager based in London. The strategy has approximately $1.6 billion AUM as of September 30, 2022 and trades the portfolio actively and absolute return-oriented with a focus on financials, cyclicals, and mining and minerals. The strategy is market agnostic and runs with a variable net exposure, equally comfortable net long or net short.

Asia Credit: The Asia Credit strategy is managed by an external manager based in Hong Kong. The strategy has approximately $1.2 billion AUM as of September 30, 2022, and includes performing, stressed, and distressed bonds and loans throughout the Asia Pacific region. The manager strives to capitalize on what It believes is an under-researched and inefficient market with limited competition and attractive levels of stressed and distressed activity.

Alvarium Tiedemann | AlTi

42

Non-GAAP reconciliation

Combined Economic EBITDA

Amounts in 000's	Year ended December 31,			Nine months ended September 30,	
	2019	2020	2021	2021	2022
Combined Adjusted Net Income, Combined Adjusted EBITDA and Combined Economic EBITDA					
Net income before taxes	54.8	46.4	82.3	37.3	13.2
Equity settled share-based payments P&L	0.5	1.2	5.5	3.9	2.9
Covid subsidies	0.0	(1.0)	0.0	0.0	0.0
Transaction expenses	0.0	0.0	15.6	6.3	12.1
One-time bonuses	2.1	2.2	0.0	0.0	0.0
Gain on acquisition	(12.8)	0.0	0.0	0.0	0.0
Holbein compensatory earn-in	0.0	0.0	0.0	0.0	1.1
Long term incentive plan expenses	0.0	0.0	0.0	0.0	13.1
Legal settlement	0.0	6.3	0.6	0.0	3.1
Impairment of equity method investment	0.0	0.0	2.4	0.0	0.0
Change in fair value of (gains) / losses on investments	(0.1)	0.3	0.0	0.0	(0.3)
Fair value adjustments to strategic investments	(1.7)	(7.7)	(15.4)	0.4	(8.9)
One-time fees and charges/Other one-time deal costs	0.2	0.2	0.0	0.0	0.3
Change in fair value of warrant liability	0.0	0.0	0.0	0.0	0.0
Combined adjusted income before taxes	42.9	47.9	91.0	48.0	36.5
Adjusted income tax expense	(1.2)	(0.1)	(6.6)	(5.8)	0.3
Combined Adjusted Net Income	41.7	47.7	84.4	42.0	36.8
Adjustments related to joint ventures and associates	(5.1)	7.6	3.3	2.1	1.5
Interest expense, net	2.6	3.4	4.8	3.1	5.6
Income tax expense	3.3	0.2	6.6	4.4	(0.4)
Adjusted income tax expense less income tax expense	(2.1)	(0.1)	0.0	1.4	0.0
Depreciation and amortization	4.0	4.2	4.5	8.4	5.9
Combined Adjusted EBITDA	44.4	63.1	103.6	61.6	49.5
Affiliate profit-share in TIG Arbitrage	(18.8)	(20.0)	(25.1)	(11.5)	(7.0)
Combined Economic EBITDA	$25.7	$43.1	$78.6	$50.1	$42.5

Alvarium Tiedemann | AlTi

Source: Historical and Combined Non-GAAP measures of TWMH, the TIG Entities and Alvarium in Form S-1 filed with SEC January 27, 2023

43

Glossary Assets Under Management and Assets Under Advisement. For financial presentation purposes, total assets under management and assets under advisement (“AUM / AUA”) of Alvarium Tiedemann consists of: (i) assets under advisement (“AUA”) and assets under management (“AUM”) of TWMH; (ii) AUM of TIG Entities; and (iii) AUA and AUM of Alvarium. AUM / AUA of TWMH includes billable and non-billable assets. Billable assets represent the portion of assets on which TWMH charges fees. Non-billable assets are exempt of fees. They consist of assets such as cash and cash equivalents, real estate, investment consulting assets and other designated assets. As of September 30, 2022, TWMH’s AUM / AUA is $27.9 billion; AUM accounts for $18.1 billion and AUA accounts for $9.8 billion. AUM / AUA of Alvarium includes billable and non-billable assets. Billable assets represent the portion of assets on which Alvarium charges fees; these are assets in which Alvarium is acting in a fiduciary capacity as well as co- investment assets. For the purpose of calculating co-investment assets, Alvarium includes the gross asset value of all assets managed or supervised by operating partner subsidiaries, affiliates and joint ventures in which Alvarium holds either a majority or minority stake. Non-billable assets are exempt of fees. As of September 30, 2022, Alvarium’s AUM / AUA was $24.4 billion. AUM of the TIG Entities includes the assets under management of each of the TIG Entities’ external strategic managers. External strategic managers are those managers in which the TIG Entities have made an external investment, and the strategies of these managers include Real Estate Bridge Lending, European Long/Short Equity and Asian Credit. As of September 30, 2022 the TIG Entities’ AUM was $8.2 billion; internal strategies account for $3.0 billion and external strategic managers account for a combined $5.2 billion. Unless otherwise defined, AUM refers to assets on which a business provides continuous and regular billable supervisory or management services. As noted, the AUM of each of the TIG Entities and Alvarium Tiedemann includes the AUM of the TIG Entities’ external strategic managers as we believe including such AUM presents a more accurate depiction of the respective businesses. However, the AUM of the external strategic managers should not be viewed as part of the AUM of the TIG Entities or Alvarium Tiedemann for regulatory and/or statutory purposes under the U.S. Investment Advisers Act of 1940, as amended. Economic EBITDA. For financial presentation purposes, Economic EBITDA represents management’s view of the underlying economic earnings generated by the Company after the recognition of a profit by the Company after the recognition of a profit-share participation in one of the affiliates of the Alvarium Tiedemann. Fee Type Breakdown. Advisory fees represent fees recurring in nature, primarily management fees. Incentives fees represent performance/incentive comprised of both carried interest payment on co-investments and annual performance or incentive fees earned from investment management and advisory services or fund management. Other income/fees represent merchant banking advisory fees. Alvarium Tiedemann | AlTi 44

Thank You A Allv var ariiu um m T Tiied edem eman ann n | | A AllT Tii 45 45